UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K


                                 Current Report

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                          Date of Report: April 5, 2005


                           Fabulous Fritas Corporation
             -----------------------------------------------------
        (Exact name of small business issuer as specified in its charter)

Commission File Number: 0-27006

           Florida                                           65-1129569
-----------------------------                      ----------------------------
  (State of incorporation)                          (IRS Employer ID Number)

                 4878 Ronson Court, San Diego, California 92111
             -----------------------------------------------------
                    (Address of principal executive offices)

                                 (858) 243-2615
             -----------------------------------------------------
                           (Issuer's telephone number)


                   3930 E. 4th Avenue, Hialeah, Florida 33013
             -----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)




------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act [(17 CFR 240.14d-2(b)]

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act [(17 CFR 240.13e-4(c)].

Item 1.02 - Termination of a Material Definitive Agreement

     As previously announced, in May 2003, the Company received two (2) separate subscriptions from one (1) individual for 100,000 shares of restricted common stock in exchange for $50,000 cash each. The first subscription was immediately funded and the proceeds held in the Company's legal counsel's trust account. The second subscription for an additional 100,000 shares of restricted common stock in exchange for an additional $50,000 cash was to be funded when the Company opened its first restaurant location and upon approval for quotation of the Company's equity securities by the National Association of Securities Dealers
(NASD) on the NASDAQ Electronic Over The Counter Bulletin Board.

     After considerable effort during 2004, the Company's Board of Directors reached the determination on December 31, 2004 that insufficient capital was available to the Company to complete the Company's initial business plan and open the previously announced restaurant. Accordingly, this business plan was abandoned as of December 31, 2004 and the first $50,000 subscription was terminated and the $50,000 cash was returned to the investor on January 14, 2005.

     On March 20, 2004, the Company entered into an Agreement For The Exchange Of Common Stock (Agreement) with Union Dental Corp., a Florida corporation, and two (2) of its affiliated companies, whereby the shareholder(s) of Union Dental Corp. would acquire control of the Company through a reverse acquisition transaction. This Agreement was subject to due diligence, the provision of audited financial statements and other related criteria which was ongoing through Calendar 2004. Due to the failure to perform on the part of both parties, both the Company and Union Dental Corp. Mutually agreed to terminate this proposed reverse combination transaction on October 12, 2004 with no further performance or obligation on the part of either party.

     Effective December 1, 2004, concurrent with a change in control of the Company, the Company's Board of Directors adopted a new business plan where by the current principal business activity will be to seek a suitable reverse acquisition candidate through acquisition, merger or other suitable business combination method. Concurrent with this action, the Company's Board of Directors initiated action to engage new auditors of the Company's financial statements and to cure all delinquencies in the Company's compliance with the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.


Item 4.01 - Changes in Registrant's Certifying Accountant

     On April 4, 2005, the Board of Directors of Fabulous Fritas Corporation (Company) notified Durland & Company, CPA's, P. A. (Durland) that the Company intended to engage the services of S. W. Hatfield, CPA of Dallas, Texas (SWHCPA) as the Company's auditor for the fiscal year ended December 31, 2004. As a consequence, Durland was dismissed as the Company's auditors. The action to engage S. W. Hatfield, CPA was taken upon the unanimous approval of the Board of Directors of the Company, which performs the function of the Audit Committee.

     No accountant's report on the financial statements for either of the past two (2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

     During the Company's two most recent fiscal years (ended December 31, 2003 and 2002) and from January 1, 2004 to the date of this Report, there were no disagreements with Durland on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, except that Durland's opinion expressed substantial doubt with respect to the Company's ability to continue as a going concern for both fiscal years. Further, there were no reportable events, as described in Item 304(a)(1)(iv)(B) of Regulation S-B, during the Company's two most recent fiscal years (ended December 31, 2003 and 2002) and from January 1, 2004 to the date of this Report.

     During the two most recent fiscal years and through the date of this Report, the Company has not consulted with S. W. Hatfield, CPA regarding either:

     1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that S. W. Hatfield, CPA concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

     2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

     The Company has requested that Durland furnish it with a letter addressed to the U. S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated April 5, 2005, is filed as
Exhibit 16.1 to this Form 8-K.


Item 5.01 - Changes in Control of the Registrant

     On December 1, 2004, Roger E. Pawson acquired approximately 16,500,500 shares of restricted, unregistered common stock from Ricardo Jara.

     Mr. Pawson was concurrently elected President, Chief Executive Officer, Chief Operating Officer, Chairman of the Board of Directors, and Secretary and Treasurer of the Company.

     As a result of this transaction, Roger E. Pawson became the Company's controlling shareholder, owning 16,500,500 shares of the then 20,813,000 issued and outstanding shares of the Registrant's common stock, or approximately 79.28%, at the close of business on December 1, 2004.

Item 9.01 - Financial Statements and Exhibits

     (c) Exhibits

Exhibit No.       Description
------------      -----------------------------------
16.1              Letter regarding change in certifying accountant.




                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           Fabulous Fritas Corporation


Dated: April 5, 2005                     /s/ Roger E. Pawson
       -------------                     ------------------------------
                                         Roger E. Pawson
                                         Chief Executive Officer,
                                         Chief Financial Officer and
                                         and Director